UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

FULCRUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2025 annual meeting of stockholders of Fulcrum Therapeutics, Inc., or Fulcrum, held on June 26, 2025, or the Annual Meeting.

a)

Fulcrum’s stockholders elected Katina Dorton, Robert Gould, and Kate Haviland as class III directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2028 and each until her or his respective successor has been duly elected and qualified or until her or his earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the three class III directors are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Katina Dorton	44,618,582	1,601,489	3,317,555
Robert J. Gould	43,847,378	2,372,693	3,317,555
Kate Haviland	33,203,495	13,016,576	3,317,555

b)

Fulcrum’s stockholders approved, on a non-binding advisory basis, the compensation of Fulcrum’s named executive officers. The results of the stockholders’ vote with respect to such vote are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,099,800	111,967	8,304	3,317,555

c)

Fulcrum’s stockholders selected “one” year as the non-binding recommended frequency for future non-binding advisory votes on the compensation of Fulcrum’s named executive officers. The results of the stockholders’ vote with respect to such non-binding advisory vote on frequency are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
44,882,180	51,488	1,273,388	13,015	3,317,555

Consistent with the stockholder voting results above and the recommendation of Fulcrum’s board of directors as disclosed in Fulcrum’s proxy statement for the Annual Meeting, Fulcrum’s board of directors has determined to solicit a non-binding advisory vote on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until Fulcrum’s board of directors determines that a different frequency of such non-binding advisory vote is in the best interest of Fulcrum’s stockholders.

d)

Fulcrum’s stockholders ratified the selection of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
49,513,190	22,808	1,628	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: June 27, 2025	By:	/s/ Curtis Oltmans
Name: Curtis Oltmans Title: Chief Legal Officer